ING INVESTORS TRUST

ING BlackRock Health Sciences Opportunities Portfolio

ING Goldman Sachs Commodity Strategy Portfolio

ING Morgan Stanley Global Franchise Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated August 3, 2011

to the Portfolios’ Institutional Class (“Class I”) Prospectus,

Service 2 Class (“Class S2”) Prospectus and

Class I and Class S2 Statement of Additional Information

each dated April 29, 2011

On July 15, 2011, the Board of Trustees of ING Investors Trust approved a proposal to liquidate and dissolve the Class S2 shares of ING BlackRock Health Sciences Opportunities Portfolio and ING Goldman Sachs Commodity Strategy Portfolio and the Class I shares of ING Morgan Stanley Global Franchise Portfolio effective July 15, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE